Exhibit 10.58

AMENDMENT NO. 1 TO

MANAGEMENT AGREEMENT

AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT, dated as of [            ], 2013 (the “Amendment”), by and among Quintiles Transnational Corp., a North Carolina corporation (the “Company”), Bain Capital Partners, LLC, a Delaware limited liability company (“Bain”), GF Management Company, LLC, a North Carolina limited liability company (“GFM”), TPG Capital, L.P., a Texas limited partnership (“TPG”), Cassia Fund Management Pte Ltd., a Singapore corporation (“Cassia”), 3i Corporation, a Massachusetts corporation (“3i,” and, together with Bain, GFM, TPG, 3i and Cassia, the “Managers”) and Aisling Capital, LLC (“Aisling”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Management Agreement, dated as of January 22, 2008, by and among the Company, the Managers and Aisling (the “Management Agreement”). Except as provided herein, all other terms, conditions and provisions of the Management Agreement shall remain in full force and effect.

RECITALS

WHEREAS, Section 8.2 of the Management Agreement provides that the Management Agreement may be amended by a written instrument signed by each of the parties to the Management Agreement;

WHEREAS, the parties to this Amendment desire to amend the Management Agreement in connection with a proposed initial public offering of Quintiles Transnational Holdings Inc. (“Holdings”), of which the Company is a wholly-owned subsidiary; and

WHEREAS, contemporaneously with and in consideration of the execution of this Amendment, (i) Holdings is adopting the Second Amended and Restated Certificate of Incorporation, (ii) Holdings and certain shareholders identified therein are entering into the Second Amended and Restated Registration Rights Agreement, (iii) Holdings and certain shareholders identified therein are entering into Amendment No. 1 to the Shareholders Agreement and (iv) the Company and Dennis B. Gillings, Ph.D., an affiliate of GFM, are entering into the Fifth Amendment to Executive Employment Agreement to, among other things, limit certain expense reimbursements to GFM contained therein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Company, the Managers and Aisling hereby agree as follows:

1.	A new Section 6.3 of the Management Agreement shall be inserted as follows:

“6.3 Upon the termination of this Agreement immediately prior to the effective date of a Qualifying Offering pursuant to clause (b) of Section 6.1, the Company shall pay termination fees, equal to USD $25.0 million in the aggregate, to Bain, GFM, TPG,

3i, Cassia and Aisling, which fees shall be allocated as follows: (i) $5,934,402 to Bain, (ii) $5,934,402 to GFM, (iii) $5,934,402 to TPG, (iv) $3,921,006 to 3i, (v) $2,525,788 to Cassia and (vi) $750,000 to Aisling.”

2.	A new Section 6.4 of the Management Agreement shall be inserted as follows:

“6.4 Upon the termination of this Agreement immediately prior to the effective date of a Qualifying Offering pursuant to clause (b) of Section 6.1, the Company shall pay to GFM an additional fee equal to USD $1,500,000, which shall be payable within ten (10) days following such Qualifying Offering.”

This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Signature Pages Follow]

[Signature Page to Amendment No. 1 to Management Agreement]

IN WITNESS WHEREOF, the Company, the Managers listed below and Aisling have executed and delivered this Amendment No. 1 to the Management Agreement as of the date first above written.

QUINTILES TRANSNATIONAL CORP.

By:
Name:
Title:

BAIN CAPITAL PARTNERS, LLC

By:
Name:
Title:

GF MANAGEMENT COMPANY, LLC

By:
Name:
Title:

TPG CAPITAL, LP

By:
Name:
Title:

CASSIA FUND MANAGEMENT PTE LTD.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Management Agreement]

3i CORPORATION

By:
Name:
Title:

AISLING CAPITAL, LLC

By:
Name:
Title: